UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):          April 28, 2005

MERGE TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin		53214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:      (414) 977-4000

1126 South 70th Street, Milwaukee, Wisconsin 53214

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Conditions

On April 28, 2005, Merge Technologies Incorporated (the “Company”) issued a News Release announcing its results of operations for the quarter ended March 31, 2005.  A copy of the Company’s News Release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1   News Release dated April 28, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

Dated: April 28, 2005	By:	/s/ Richard A. Linden
Name: Richard A. Linden
Title: President and Chief Executive Officer

MERGE TECHNOLOGIES INCORPORATED

Dated: April 28, 2005	By:	/s/ Scott T. Veech
Name: Scott T. Veech
Title: Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 News Release dated April 28, 2005